Exhibit 10.1

July 15, 2019

Green Plains  Operating Company LLC

1811 Aksarben Drive

Omaha, NE   68106

Re:       Consent re that certain Credit Agreement (as amended, restated or modified from  time to time), dated as of July 1, 2015, among Green Plains Operating Company  LLC (the “Borrower”), the guarantors party  thereto, the lenders  party  thereto (the  “Lenders”)    and  Bank   of America,   N.A.,  as administrative   agent (the  “Administrative Agent”)

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above.  Capitalized terms  used herein without  definition shall have the meanings ascribed to such terms  in the Credit Agreement.

The   Borrower   has   requested   that   the   Administrative   Agent   and   the   Required   Lenders   consent   to  an  exception   to   the   definition   of   “Portfolio   Optimization   Dispositions”   in   Section   1.01   of  the   Credit  Agreement   to permit the Loan Parties to sell up to seven ethanol storage terminals (and related assets)  subject   to   the   requirements   and   conditions   applicable   to  Permitted   Optimization   Dispositions   (the  “Permitted Ethanol Sales”).  Notwithstanding any provisions of the Credit Agreement to the contrary, the  Administrative   Agent   and    the  Required   Lenders hereby consent   to the  Permitted   Ethanol Sales.  The  consent contained herein is a one-time consent and is  expressly limited to the purposes and matters  set forth  herein.  Nothing contained herein shall constitute a waiver or modification of any other rights or remedies  the Administrative Agent or any Lender may have under any Loan Document or applicable Law.  The  Credit Agreement shall remain in full force and effect according to its terms  (as modified by this letter).

This letter may be executed by the parties hereto in several counterparts, each of which shall be deemed to  be an original and all of which shall constitute together but one and the same agreement.  Delivery of  an  executed counterpart by facsimile or other secure electronic format (.pdf) shall be as effective as an original.  This letter shall become effective upon (a) the Administrative Agent's  receipt of counterparts hereof duly  executed by the Required Lenders and the Loan Parties and (b) the Administrative Agent's  receipt, for itself  and   for account   of the   Lenders  executing   this letter, of any fees and expenses required  to be paid in  connection with this letter.  This letter is a Loan Document.

THE  TERMS  OF  SECTIONS  11.14  AND  11.15  OF  THE  CREDIT  AGREEMENT  ARE  INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWER:	GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company
	By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	SVP, Finance & Treasurer

GUARANTORS:	GREEN PLAINS PARTNERS LP,
a Delaware limited liability company
	By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	SVP, Finance & Treasurer

BBTL, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

BIRMINGHAM BIOENERGY PARTNERS, LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

BLENDSTAR LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

BOSSIER CITY BIOENERGY PARTNERS, LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

COLLINS BIOENERGY PARTNERS, LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

GREEN PLAINS CAPITAL COMPANY LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

GREEN PLAINS ETHANOL STORAGE LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

GREEN PLAINS LOGISTICS LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

GREEN PLAINS TRUCKING II LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

LITTLE ROCK BIOENERGY PARTNERS LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

LOUISVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

NASHVILLE BIOENERGY PARTNERS, LLC,
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

OKLAHOMA CITY BIOENERGY PARTNERS, LLC
a Texas limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP, Finance & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer
and Swing Line Lender,
	By:	/s/ Alok Jain
	Name:	Alok Jain
	Title:	Senior Vice President

LENDERS:	BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

LENDERS:	BANKERS TRUST COMPANY, as a Lender
	By:	/s/ Scott Leighton
	Name:	Scott Leighton
	Title:	Vice President

LENDERS:	ROYAL BANK OF CANADA, as a Lender
	By:	/s/ Katy Berkemeyer
	Name:	Katy Berkemeyer
	Title:	Authorized Signatory

LENDERS:	FARM CREDIT SERVICES OF AMERICA, FLCA, as a Lender
	By:	/s/ Brian Frevert
	Name:	Brian Frevert
	Title:	Vice President

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
	By:	/s/ William O'Daly
	Name:	William O'Daly
	Title:	Authorized Signatory

	By:	/s/ Brady Bingham
	Name:	Brady Bingham
	Title:	Authorized Signatory

LENDERS:	DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
	By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
	By:	/s/ My Nguyen
	Name:	My Nguyen
	Title:	Analyst